SECURITY AGREEMENT

Branch: 309 - 8th Avenue S.W., Calgary, AB T2P 1C6

For valuable consideration, the undersigned (the "Customer") agrees with Canadian Imperial Bank of Commerce ("CIBC',) as follows:

1. Grant of Security. The Customer mortgages, charges and assigns to CIBC, and grants to CIBC, and CIBC takes, a Security Interest in the property described in the following paragraph or paragraphs of this section (as applicable in accordance with the NOTE appearing at the end of this section), and in all property described in any schedules, documents or listings that the Customer may from time to time sign and provide to CIBC in connection with this Agreement, and in all present and future Accessions to, and all Proceeds of, any such property (collectively, the "Collateral") as a general and continuing collateral security for the due payment and performance of the Liabilities:

       (a) Specific Personal Property: the Personal Property described in Schedule A.

       (b) All Personal Property: all of the Customer's present and alter-acquired undertaking and Personal Property (including any property that may be described in Schedule A).

       (c) All Real Property: all of the Customer's present and after-acquired real property (including any property that may be described in Schedule A), together with all buildings placed, installed or erected on any such property and all fixtures.

NOTE: check appropriate box or boxes to indicate which of paragraphs (a), (b) or
(c) are to apply. If no box is checked off, paragraph (b) will apply.

2. Governing law. This Agreement is governed by the laws of Alberta

ADDITIONAL TERMS AND CONDITIONS. THE ADDITIONAL TERMS AND CONDITIONS (INCLUDING ANY SCHEDULES) ON THE FOLLOWING PAGES FORM PART OF THIS AGREEMENT

The Customer has signed this Agreement on December 11, 1997

Customers Name in Full: Riverview Management Corporation
1000, 400 - 3 Avenue S.W., Calgary, AB T2P 4H2

Note: If the Customer is a corporation, the office (such as "President" or "Secretary") of the person signing should be noted below that person's signature.

FOR INDIVIDUALS ONLY, record the following information:

First and second names in full; surname
Birth Date:
Sex: M/F

*For Alberta, Ontario, Saskatchewan and the Yukon, record: day/month/year. For British Columbia, Manitoba, New Brunswick and Nova Scotia, record: year/month/day.

BANK COPY

Schedule A

The following is description of property included in the Collateral (describe personal property item or kind; if s pace is insufficient, use a separate sheet):

Schedule B

The following are the Places of Business (if space is insufficient, use a separate sheet)

BANK COPY

ADDITIONAL TERMS AND CONDITIONS

3. Places of Business. The Customer represents and warrants that the locations of all existing Places of Business are specified in Schedule B. The Customer will promptly notify CIBC in writing of any additional Places of Business as soon as they are established. Subject to section 5, the Collateral will at all times be kept at the Places of Business and will not be removed without CIBC's prior written consent.

4. Collateral Free of Charges. The Customer represents and warrants that the Collateral is. and agrees that the Collateral will at all times be, free of any Charge or trust except in favour of CIBC or incurred with CIBC's prior written consent. CIBC may, but will not have to pay any amount or take any action required to remove or redeem any unauthorized Charge. The Customer will immediately reimburse CIBC for any amount so paid and will indemnify CIBC in respect of any action so taken.

5. Use of Collateral. The Customer will not, without CIBC's prior written consent, sell, lease or otherwise dispose of any of the Collateral (other than inventory, which may be sold. leased or otherwise disposed of in the ordinary course of the Customer's business). All Proceeds of the Collateral (including among other things all amounts received in respect of Receivables), whether or not arising in the ordinary course of the Customer's business, will be received by the Customer as trustee for CIBC and will be immediately paid to CIBC.

6. Insurance. The Customer will keep the Collateral insured to its full insurable value against loss or damage by fire and such other risks as are customarily insured for property similar to the Collateral (and against such other risks as CIBC may reasonably require). At CIBC's request, all policies in respect of such insurance will contain a loss payable clause, and if the Collateral includes real property will contain a mortgage clause, in favour of CIBC and in any event the Customer assigns all proceeds of insurance on the Collateral to CIBC. The Customer will, from time to time at CIBC's request, deliver such policies (or satisfactory evidence of such policies) to CIBC. If the Customer does not obtain or maintain such insurance, CIBC may, but will not have to, do so. The Customer will immediately reimburse CIBC for any amount so paid. The Customer will promptly give CIBC written notice of any loss or damage to all or any part of the Collateral.

7. Information and Inspection. The Customer will from time to time immediately give CIBC in writing all information requested by CIBC relating to the Collateral, the Places of Business and the Customer's financial or business affairs. The Customer will promptly advise CIBC of the Serial Number, model year, make and model of each Serial Number Good at any time included in the Collateral that is held as Equipment, including in circumstances where the Customer ceases holding such Serial Number Good as Inventory and begins holding it as Equipment. CIBC may from time to time inspect any Books and Records and any Collateral, wherever located. For that purpose CIBC may, without charge, have access to each Place of Business and to all mechanical or electronic equipment devices and processes where any of them may be stored or from which any of them may be retrieved. The Customer authorizes any Person holding any Books and Records to make them available to CIBC, in a readable form, upon request by CIBC.

8. Receivables. If the Collateral includes Receivables, CIBC may advise any Person who is liable to make any payment to the Customer of the existence of this Agreement. CIBC may from time to time confirm with such Persons the existence and the amount of the Receivables. Upon Default, CIBC may collect and otherwise deal with the Receivables in such manner and upon such terms as CIBC considers appropriate.

9. Receipts Prior to Default. Until Default, all amounts received by CIBC as Proceeds of the Collateral will be applied on account of the Liabilities in such manner and at such times as CIBC may consider appropriate or, at CIBC's option, may be held unappropriated in a collateral account or released to the Customer.

10.    Default.

(1) Events of Default. The occurrence of any of the following events or conditions will be a Default:

       (a)    the Customer does not pay any of the Liabilities when due;

       (b) the Customer does not observe or perform any of the Customer's obligations under this Agreement or any other agreement or document existing at any time between the Customer and CIBC;

       (c) any representation, warranty or statement made by or on behalf of the Customer to CIBC is untrue in any material respect at the time when or as of which it was made;

       (d) the Customer ceases or threatens to cease to carry on in the normal course the Customer's business or any material part thereof;

       (e) if the Customer is a corporation, there is, in CIBC's reasonable opinion, a change in effective control of the Customer, or if the Customer is a partnership, there is a dissolution or change in the membership of the partnership;

       (f) the Customer becomes insolvent or bankrupt or makes a proposal or files an assignment for the benefit of creditors under the Bankruptcy Act (Canada) or similar legislation in Canada or any other jurisdiction; a petition in bankruptcy is filed against the Customer; or, if the Customer is a corporation, steps are taken under any legislation by or against the Customer seeking its liquidation, winding~up, dissolution or reorganization or any arrangement or composition of its debts;

       (g) a Receiver, trustee, custodian or other similar official is appointed in respect of the Customer or any of the Customer's property;

       (h) the holder of a Charge -takes possession of all or any part of the Customer's property, or a distress, execution or other similar process is levied against all or any part of such property; or

       (i) CIBC, in good faith and upon commercially reasonable grounds, believes that the prospect of payment or performance is or is about to be impaired or that the Collateral is or is about to be placed in jeopardy.

(2) Rights upon Default. Upon Default, CIBC and a Receiver, as applicable, will to the extent permitted by law have the following rights.

       (a) Appointment of Receiver. CIBC may by instrument in writing appoint any Person as a Receiver of all or any part of the Collateral. CIBC may from time to time remove or replace a Receiver, or make application to any court of competent jurisdiction for the appointment of a Receiver. Any Receiver appointed by CIBC will (for purposes relating to responsibility for the Receiver's acts or omissions) be considered to be the Customer's agent. CIBC may from time to time fix the Receiver's remuneration and the Customer will pay CIBC the amount of such remuneration. CIBC will not be liable to the Customer or any other Person in connection with appointing or not appointing a Receiver or in connection with the Receiver's actions or omissions.

       (b) Dealings with the Collateral. CIBC or a Receiver may take possession of all or any part of the Collateral and retain it for as long as CIBC or the Receiver considers appropriate, receive any rents and profits from the Collateral, carry on (or concur in carrying on) all or any part of the Customer's business or refrain from doing so, borrow on the security of the Collateral, repair the Collateral, process the Collateral, prepare the Collateral for sale, lease or other disposition, and sell or lease (or concur in selling or leasing) or otherwise dispose of the Collateral on such terms and conditions (including among other things by arrangement providing for deferred payment) as CIBC or the Receiver considers appropriate. CIBC or the Receiver may (without charge and to the exclusion of all other Persons including the Customer) enter upon any Place of Business.

       (c) Realization. CIBC or a Receiver may use, collect, sell, lease or otherwise dispose of, realize upon, release to the Customer or other Persons and otherwise deal with, the Collateral in such manner, upon such terms (including among other things by arrangement providing for deferred payment) and at such times as CIBC or the Receiver considers appropriate. CIBC or the Receiver may make any sale, lease or other disposition of the Collateral in the name of and on behalf of the Customer or otherwise.

       (d) Application of Proceeds After Default. All Proceeds of Collateral received by CIBC or a Receiver may be applied to discharge or satisfy any expenses (including among other things the Receiver's remuneration and other expenses of enforcing CIBC's rights under this Agreement), Charges, borrowings, taxes and other outgoings affecting the Collateral or which are considered advisable by CIBC or the Receiver to preserve, repair, process, maintain or enhance the Collateral or prepare it for sale, lease or other disposition, or to keep in good standing any Charges on the Collateral ranking in priority to any Charge created by this Agreement, or to sell, lease or otherwise dispose of the Collateral. The balance of such

Proceeds will be applied to the Liabilities in such manner and at such times as CIBC considers appropriate and thereafter will be accounted for as required by law.

(3) Other Legal Rights. Before and after Default, CIBC will have, in addition to the rights specifically provided in this Agreement, the rights of a secured party under the PPSA, as well as the rights recognized at law and in equity. No right will- be exclusive of or dependent upon or merge in any other right, and one or more of such rights may be exercised independently or in combination from time to time. (4) Deficiency. The Customer will remain liable to CIBC for payment of any Liabilities that are outstanding following- realization of all or any part of the Collateral,

11. CIBC not Liable, CIBC will not be liable to the Customer or any other Person for any failure or delay in exercising any of its rights under this Agreement (including among other things any failure to take possession of, collect, or sell, lease or otherwise dispose of, any Collateral). None of CIBC, a Receiver or any agent of CIBC (including, in Alberta, any sheriff) is required to take, or will have any liability for any failure to take or delay in taking, any steps necessary or advisable to preserve rights against other Persons under any Chattel Paper, Securities or Instrument in possession of CIBC, a Receiver or CIBC's agent.

12. Charges and Expenses. The Customer agrees to pay on demand all costs and expenses incurred (including among other things legal fees on a solicitor and client basis) and fees charged by CIBC in connection with obtaining or discharging this Agreement or establishing or confirming the priority of the Charges created by this Agreement or by law, compliance with any demand by any Person under the PPSA to amend or discharge any registration relating to this Agreement, and by CIBC or any Receiver in exercising any remedy under this Agreement (including among other things preserving, repairing, processing, preparing for disposition and disposing of the Collateral by sale, lease or otherwise) and in carrying on the Customer's business. All such amounts will bear interest from time to time at the highest interest rate then applicable to of the Liabilities, and the Customer will reimburse CIBC upon demand for any amount so paid.

13. Further Assurances. The Customer will from time to time immediately upon request by CIBC take such action (including among other things the signing and delivery of financing statements and financing change statements, other schedules, documents or listings describing property included in the Collateral, further assignments and other documents, and the registration of this Agreement or any other Charge against any of the Customer's real property) as CIBC may require in connection with the Collateral or as CIBC may consider necessary to give effect to this Agreement. If permitted by law, the Customer waives the right to sign or receive a copy of any financing statement or financing change statement, or any statement issued by any registry that confirms any registration of a financing statement or financing change statement, relating to this Agreement. The Customer irrevocably appoints the Manager or the Acting Manager from time to time of CIBC's branch specified on the first page of this Agreement as the Customer's attorney (with hill powers of substitution and delegation) to sign, upon Default, all documents required to give effect to this section. Nothing in this section affects the right of CIBC as secured party, or any other Person on CIBC's behalf, to sign and file or deliver (as applicable) all such financing statements, financing change statements, notices, verification agreements and other documents relating to the Collateral and this Agreement as CIBC or such other Person considers appropriate.

14. Dealings by CIBC. CIBC may from time to time increase, reduce, discontinue or otherwise vary the Customer's credit facilities, grant extensions of time and other indulgences, take and give up any Charge, abstain from taking, perfecting or registering any Charge, accept compositions, grant releases and discharges and otherwise deal with the Customer, customers of the Customer, guarantors and others, and with the Collateral and any Charges held by CIBC, as CIBC considers appropriate without affecting the Customer's obligations to CIBC or CIBC's rights under this Agreement.

15.    Definitions. In this Agreement:
"Accessions", "Account", "Chattel Paper", "Document of Title", "Equipment", "Goods", "Instrument", "Intangible", "Inventory", "Proceeds", "Purchase-Money Security Interest" and "Security Interest" have the respective meanings given to them in the PPSA.

"Books and Records" means all books, records, files, papers, disks, documents and other repositories of data recording, evidencing or relating to the Collateral to which the Customer (or any Person on the Customer's behalf) has access.

"Charge" means any mortgage, charge, pledge, hypothecation, lien (statutory or otherwise), assignment, financial lease, title retention agreement or arrangement, security interest or other encumbrance of any nature however arising, or any other security agreement or arrangement creating in favour of any creditor a right in respect of a particular property that is prior to the right of any other creditor in respect of such property.

"Consumer Goods" has the meaning given to it in the PPSA, except that, if this Agreement is governed by the laws of the Yukon, it does not include special consumer goods as that term is defined in the Yukon PPSA.

"Default" has the meaning set out in subsection 10(1).

"Liabilities means all present and future indebtedness and liability of every kind, nature and description (whether direct or indirect, joint or several, absolute or contingent, matured or unmatured) of the Customer to CIBC, wherever and however incurred and any unpaid balance thereof,

"Money" has the meaning given to it in the PPSA or, if there is no such definition, means a medium of exchange authorized or adopted by the Parliament of Canada as part of the currency of Canada, or by a foreign government as part of its currency.

"Person" means any natural person or artificial body (including among others any firm, corporation or government),

"Personal Property" means personal property and includes among other things Inventory, Equipment, Receivables, Books and Records, Chattel Paper, Goods, Documents of Title, Instruments, Intangibles (including intellectual property), Money, and Securities, and includes all Accessions to such property.

"Place of Business" means a location where the Customer carries on business or where any of the Collateral is located (including any location described in Schedule B).

"PPSA" means the legislation that applies in the province or territory noted in section 2 of this Agreement, as such legislation may be amended, renamed or replaced from time to time (and includes all regulations from time to time made under such legislation) as follows: in the case of Ontario, the Personal Property Security Act, 1989; in the case of Alberta, British Columbia, Manitoba, Prince Edward Island, Saskatchewan and the Yukon Territory, the Personal Property Security Act; and in the case of any other province or territory, such legislation as deals generally with Charges on personal property.

"Receivables" means all debts, claims and choses in action (including among other things Accounts and Chattel Paper) now or in the future due or owing to or owned by the Customer.

"Receiver" means a receiver or a receiver and manager.

"Securities" has the meaning given to it in the PPSA or, if there is no such definition and the PPSA defines "security" instead, it means the plural of that term.

"Serial Number" means the number that the Person who manufactured or constructed a Serial Number Good permanently marked or attached to it for identification purposes or, if applicable, such other number as the PPSA stipulates as the serial number or vehicle information number to be used for registration purposes of such Serial Number Good.

"Serial Number Good" means a motor vehicle, trailer, mobile home, aircraft airframe, aircraft engine or aircraft propeller, boat or an outboard motor for a boat.

16.    General.

(1) Reservation of the Last Day of any Lease. The Charges created by this Agreement do not extend to the day of the term of any lease or agreement for lease; however, the Customer will hold such last day in trust for CIBC and, upon the exercise by CIBC of any of its rights under this Agreement following Default, will assign such last day as directed by CIBC.

(2) Attachment of Security Interest. The Security Interests created by this Agreement are intended to attach (i) to existing Collateral when the Customer signs this Agreement, and (ii) to Collateral subsequently acquired by the Customer, immediately upon the Customer acquiring any rights in such Collateral. The parties do not intend to postpone the attachment of any Security Interest created by this Agreement.

(3) Purchase-Money Security Interest. If CIBC gives value for the purpose of enabling the Customer to acquire rights in or to any of the Collateral, the Customer will in fact apply such value to acquire those rights (and will provide CIBC with such evidence in this regard as CIBC may require), and the Customer grants to CIBC, and CIBC takes, a Purchase-Money Security Interest in such Collateral to the extent that the value is applied to acquire such rights. A certificate or affidavit of any of CIBC's authorized representatives is admissible in evidence to establish the amount of any such value,

(4) Description of Collateral in Schedule A. The fact that box (b) or box (c) of section 1 has been checked without there being any property described in Schedule A does not affect the nature or validity of CIBC's security in the Collateral.

(5) Entire Agreement. CIBC has not made any representation or undertaken any obligation in connection with the subject matter of this Agreement other than as specifically set out in this Agreement, and in particular nothing contained in this Agreement will require CIBC to make, renew or extend the time for payment of any loan or other credit accommodation to the Customer or any other Person.

(6) Additional Security. The Charges created by this Agreement are in addition and without prejudice to any other Charge now or later held by CIBC. No Charge held by CIBC will be exclusive of or dependent upon or merge in any other Charge, and CIBC may exercise its rights under such Charges independently or in combination.

(7) Joint and Several Liability. If more than one Person signs this Agreement as the Customer, the obligations of such Persons will be joint and several.

(8) Severability; Headings. Any provision of this Agreement that is void or unenforceable in any jurisdiction is, as to that jurisdiction, ineffective to that extent without invalidating the remaining provisions of this Agreement. The headings in this Agreement are for convenience only and do not limit or extend the provisions of this Agreement.

(9) Interpretation. When the context so requires, the singular will be read as the plural, and vice versa.

(10) Copy of Agreement. The Customer acknowledges receipt of a copy of this Agreement.

(11) Waivers. If this Agreement is governed by the laws of Saskatchewan and the Customer is a corporation, the Customer agrees that The Limitation of Civil Rights Act, The Land Contracts (Actions) Act and Part W (excepting only section
46) of The Saskatchewan Farm Security Act do not apply insofar as they relate to actions as defined in those Acts, or insofar as they relate to or affect this Agreement, the rights of CIBC Under this Agreement or any instrument, Charge, security agreement or other document of any nature that renews, extends or is collateral to this Agreement.

(12) Notice. CIBC may send to the Customer, by prepaid regular mail addressed to the Customer at the Customer's address last known to CIBC, copies of any document required by the PPSA to be delivered by CIBC to the Customer. Any document mailed in this manner will be deemed to have been received by the Customer upon the earlier of actual receipt by the Customer and the expiry of 10 days after the mailing date. A certificate or affidavit of any of CIBC's authorized representatives is admissible in evidence to establish the mailing date.

(13) Enurement; Assignment. This Agreement will enure to the benefit of and be binding upon (i) CIBC, its successors and assigns, and (ii) the Customer and the Customer's heirs, executors, administrators, successors and permitted assigns. The Customer will not assign this Agreement without CIBC's prior written consent.

GUARANTEE

For valuable consideration, I, the undersigned guarantor, agree with Canadian Imperial Bank of Commerce ("CIBC") as follows:

1. Customer's Name. The name of the customer whose debts I am guaranteeing is:
SysGold Ltd. (the "Customer")

2. Guarantee. I guarantee payment to CIBC of all the Customer's Debts. My liability under this Guarantee is:

(a) unlimited.

(b) limited to the principal sum of $______________ plus interest and expenses in accordance with Section 5.

NOTE: IF NEITHER BOX (a) NOR BOX (b) IS CHECKED OFF, OR IF BOTH ARE CHECKED OFF, OR IF BOX (b) IS CHECKED OFF BUT NO FIGURE IS INSERTED IN THE BLANK, THEN BOX
(a) ALONE WILL BE CONSIDERED TO HAVE BEEN CHECKED OFF.

3. Governing Law. This Guarantee is governed by the laws of Alberta (without reference to the choice of law rules). I irrevocably agree to submit to the non-exclusive jurisdiction of its courts.

4. Copy Received. I acknowledge having received a copy of this Guarantee.

NOTE: THE "ADDITIONAL TERMS AND CONDITIONS OF THIS GUARANTEE" ON THE FOLLOWING PAGES FORM PART OF THIS GUARANTEE.

Dated December 11, 1997

Witness: Timothy C. Platnich              Guarantor: Olivia Barbara Bialik
1600, 400 - 3rd Avenue S.W.               534 Point McKay Grove N.W.
Calgary, Alberta                          Calgary, Alberta  T3B 5C5

Note: (i) If the Guarantor is a corporation, no witness is needed. The office (such as "President" or "Secretary") of the person signing should be noted below that person's signature. The corporation's seal should be affixed if the resolution so states.

         (ii) If the Guarantor is an individual, a red wafer seal is advisable, but not mandatory. (No seal required in Quebec.)

         (iii) For The Guarantees Acknowledgement Act certificate in Alberta, see page 4.

ADDITIONAL TERMS AND CONDITIONS OF THIS GUARANTEE

5. Payment On Demand. I will immediately pay CIBC on demand:

       (a) the amount (and in the currency) of the Customer's Debts (but if Section 2(b) applies, subject to that limitation), plus any expenses (including all legal fees and disbursements) incurred by CIBC in enforcing any of CIBC's rights under this Guarantee; and

       (b) interest (including interest on overdue interest, compounded monthly) on unpaid amounts due under this Guarantee calculated from the date on which those amounts were originally demanded until payment in full, both before and after judgment, at the rates (and in the currency) applicable to the corresponding Customer's Debts.

6. Making Demand. Demand and any other notices given under this Guarantee will be conclusively considered to have been made upon me when the envelope containing it, addressed to me (or, if there is more than one Person signing this Guarantee, to any one of us) at the last address known to ClBC, is deposited, postage prepaid, first class mail, in a post office, or is personally delivered to that address. I will give CIBC immediate written notice, addressed to the Manager of the Bank Office, of each and every change of my address.

7. No Setoff or Counterclaim. I will make all payments required to be made under this Guarantee without regard to any right of setoff or counterclaim that I have or may have against the Customer or CIBC.

8. Application of Moneys Received. CIBC may apply all moneys received from me, the Customer or any other Person (including under any Security that CIBC may from time to time hold) upon such part of the Customer's Debts as CIBC considers appropriate.

9. Exhausting Recourse. CIBC does not need to exhaust its recourse against the Customer or any other Person or under any Security CIBC may from time to time hold before being entitled to full payment from me under this Guarantee.

10. Absolute Liability. My liability under this Guarantee is absolute and unconditional. It will not be limited or reduced, nor will CIBC be responsible or owe any duty (as a fiduciary or otherwise) to me, nor will CIBC's rights under this Guarantee be prejudiced, by the existence or occurrence (with or without my knowledge or consent) of any one or more of the following events:

       (a) any termination, invalidity, unenforceability or release by CIBC of any of its rights against the Customer or against any other Person or of any Security;

       (b) any increase, reduction, renewal, substitution or other change in, or discontinuance of, the terms relating to the Customer's Debts or to any credit extended by CIBC to the Customer; any agreement to any proposal or scheme of arrangement concerning, or granting any extensions of time or any other indulgences or concessions to, the Customer or any other Person; any taking or giving up of any Security; abstaining from taking, perfecting or registering any Security; allowing any Security to lapse (whether by failing to make or maintain any registration or otherwise); or any neglect or omission by CIBC in respect of, or in the course of, doing any of these things;

       (c) accepting compositions from or granting releases or discharges to the Customer or any other Person, or any other dealing with the Customer or any other Person or with any Security that CIBC considers appropriate;

       (d) any unenforceability or loss of or in respect of any Security held from time to time by CIBC from me, the Customer or any other Person, whether the loss is due to the means or timing of any registration, disposition or realization of any collateral that is the subject of that Security or otherwise due to CIBC's fault or any other reason;

       (e) the death of the Customer; any change in the Customer's name; or any reorganization (whether by way of amalgamation, merger, transfer, sale, lease or otherwise) of the Customer or the Customer's business;

       (f) any change in my financial condition or that of the Customer or any other Guarantor (including insolvency and bankruptcy);

       (g) if I am or the Customer is a corporation, any change of effective control, or if I am or the Customer is a partnership, a dissolution or any change in the membership;

       (h) any event, whether or not attributable to CIBC, that may be considered to have caused or accelerated the bankruptcy or insolvency of the Customer or any Guarantor, or to have resulted in the initiation of any such proceedings;

        (i) CIBC's filing of any claim for payment with any administrator, provisional liquidator, conservator, trustee, receiver, custodian or other similar officer appointed for the Customer or for all or substantially all of the Customer's assets;

       (j) any failure by CIBC to abide by any of the terms and conditions of CIBC's agreements with, or to meet any of its obligations or duties owed to, me, the Customer or any Person, or any breach of any duty (whether as a fiduciary or otherwise) that exists or is alleged to exist between CIBC and me, the Customer or any Person;

       (k) any incapacity, disability, or lack or limitation of status or of the power of the Customer or of the Customer's directors, managers, officers, partners or agents; the discovery that the Customer is not or may not be a legal entity; or any irregularity, defect or informality in the incurring of any of the Customer's Debts; or

       (l) any event whatsoever that might be a defence available to, or result in a reduction or discharge of, me, the Customer or any other Person in respect of either the Customer's Debts or my liability under this Guarantee.

       For greater certainty, I agree that CIBC may deal with me, the Customer and any other Person in any manner without affecting my liability under this Guarantee.

11. Principal Debtor. All moneys and liabilities (whether matured or unmatured, present or future, direct or indirect, absolute or contingent) obtained from CIBC will be deemed to form part of the Customer's Debts, notwithstanding the occurrence of any one or more of the events described in Section 10(k). I will pay CIBC as principal debtor any amount that CIBC cannot recover from me as Guarantor immediately following demand as provided in this Guarantee.

12. No Liability for Negligence, etc. CIBC will not be liable to me for any negligence or any breaches or omissions on the part of CIBC, or any of its employees, officers, directors or agents, or any receivers appointed by CIBC, in the course of any of its or their actions.

13. Continuing Guarantee. This is a continuing guarantee of the Customer's
Debts.

14. Terminating Further Liability. I may discontinue any further liability to pay the Customer's Debts by written notice to the Bank Office. I will, however, continue to be liable under this Guarantee for any of the Customer's Debts that the Customer incurs up to and including the 30th day after CIBC receives my notice.

15. Statement Conclusive. Except for demonstrable errors or omissions, the amount appearing due in any account stated by CIBC or settled between CIBC and the Customer will be conclusive as to that amount being due.

16. CIBC's Priority.

       (a) If any payment made to CIBC by the Customer or any other Person is subsequently rendered void or must otherwise be returned for any reason, I will be liable for that payment (but if Section 2(b) applies, subject to that limitation). Until all of CIBC's claims against the Customer in respect of the Customer's Debts have been paid in full, I will not require that CIBC assign to me any Security held, or any other rights that CIBC may have, in connection with the Customer's Debts, and I will not assert any right of contribution against any Guarantor, or claim repayment from the Customer, for any payment that I make under this Guarantee.

       (b) If the Customer is bankrupt, or (if the Customer is a corporation) liquidated or wound up, or if the Customer makes a bulk sale of any assets under applicable law, or if the Customer proposes any composition with creditors or any scheme of arrangement, CIBC will be entitled to all dividends and other payments until CIBC is paid in full, and I will remain liable under this Guarantee (but if Section 2(b) applies, subject to that limitation).

       (c) If CIBC gives to any trustee in bankruptcy or receives a valuation of, or retains, any Security that CIBC holds for payment of the Customer's Debts, that will not be considered, as between CIBC and me, to be a purchase of such Security or payment, satisfaction or reduction of the Customer's Debts.

17. Assignment and Postponement of Claim. I postpone in favour of CIBC all debts and liabilities that the Customer now owes or later may from time to time owe to me in any manner until CIBC is paid in full. I further assign to CIBC all such debts and liabilities, to the extent of the Customer's Debts, until CIBC is paid in full. If I receive any moneys in payment of any of such debts and liabilities, I will hold them in trust for, and will immediately pay them to, CIBC without reducing my liability under this Guarantee.

18. Withholding Taxes. Unless a law requires otherwise, I will make all payments under this Guarantee without deduction or withholding for any present or future taxes of any kind. If a law does so require, I will pay to CIBC an additional amount as is necessary to ensure CIBC receives the full amount CIBC would have received if no deduction or withholding had been made.

19. Judgment Currency. My liability to pay CIBC in a particular currency (the "First Currency") will not be discharged or satisfied by any tender or recovery under any judgment expressed in or converted into another currency (the "Other Currency") except to the extent the tender or recovery results in ClBC's effective receipt of the full amount of the First Currency so payable. Accordingly, I will be liable to CIBC in an additional cause of action to recover in the Other Currency the amount (if any) by which that effective receipt falls short of the full amount of the First Currency so payable, without being affected by any judgment obtained for any other sums due.

20. Consent to Disclose Information. CIBC may from time to time give any credit or other information about me to, or receive such information from, any credit bureau, reporting agency or other Person.

21. General. Any provision of this Guarantee that is void or unenforceable in a jurisdiction is, as to that jurisdiction, ineffective to that extent without invalidating the remaining provisions. If two or more Persons sign this Guarantee, each Person's liability will be joint and several. This Guarantee is in addition and without prejudice to any Security of any kind now or in the future held by CIBC. There are no representations, collateral agreements or conditions with respect to, or affecting my liability under, this Guarantee other than as contained in this Guarantee.

22. Quebec Only. If this Guarantee is governed by the laws of Quebec:

       (a) I acknowledge that the terms and conditions of the Customer's Debts have been expressly brought to my attention;

       (b) I renounce the benefit of division and discussion;

       (c) if two or more Persons sign this Guarantee, each Person's liability will be solidary;

       (d) I acknowledge that the thirty days' notice specified in Section 14 constitutes prior and sufficient notice to CIBC;

       (e) if this Guarantee is attached to the performance of special duties, I agree that this Guarantee shall not terminate upon cessation of such duties; and
If) it is the express wish of the parties that this document and any related documents be drawn up in English. Les parties aux presentes ont expressement demande que ce document et tous les documents s'y rattachant solent rediges en anglais.

23.    Definitions. In this Guarantee:

       (a) "Bank Office" means the CIBC office noted on the first page of this Guarantee, or such address as CIBC may, from time to time, advise me in the manner provided in Section 6;

       (b) "Customer's Debts" means the debts and liabilities that the Customer has incurred or may incur with CIBC including, among other things, those in respect of dealings between the Customer and CIBC, as well as any other dealings by which the Customer may become indebted or liable to CIBC in any manner whatever;

       (c) "Guarantor" means any Person who has guaranteed or later guarantees to CIBC any or all of the Customer's Debts, whether or not such Person has signed this Guarantee or another document;

       (d) "I", "me" and "my" mean the Person who has signed this Guarantee, and if two or more Persons sign, each of them;

       (e) "Person" includes a natural person, personal representative, partnership, corporation, association, organization, estate, trade union, church or other religious organization, syndicate, joint venture, trust, trustee in bankruptcy, government and government body and ~ny other entity, and, where appropriate, specifically includes any Guarantor;

       (f) "Section" means a section or paragraph of this Guarantee; and

       (g) "Security" means any security held by CIBC as security for payment of the Customer's Debts and includes, among other things, any and all guarantees.

For Use In Alberta Only

THE GUARANTEES ACKNOWLEDGEMENT ACT (ALBERTA)
CERTIFICATE OF NOTARY PUBLIC
(BMO VIA-7-5.06, .07)
I HEREBY CERTIFY THAT:

1. Donald Allan Bialik of Calgary, AB ,the Guarantor in the above Guarantee, appeared in person before me and acknowledged that he/she had executed the Guarantee;

2. I satisfied myself by examination of him/her that he/she is aware of the contents of the Guarantee and understands it.

Given at Calgary, AB this 11th day of December, 1997, under my hand and seal of office.

DARWIN A. SCHOFER
Barrister and Solicitor

A Notary Public in and for the Province of AB

STATEMENT OF GUARANTOR

I am the Person named in this certificate.

Donald Allan Bialik

INSTRUCTIONS TO SOLICITOR

The signature of the Guarantor should be witnessed by yourself on the reverse side of the Guarantee and a letter of Independent Legal Advice along the lines of the Proforma below, should be provided on your letterhead.

CERTIFICATE OF INDEPENDENT LEGAL ADVICE

My client, OLIVIA BARBARA BIALIK, has consulted me, independently of all other interest, including yourselves, and DONALD ALLAN BIALIK (neither for whom I act), in regard to signing a Guarantee dated December 11, 1997, for Full Liability, in favour of the Bank to secure advances made to SysGold Ltd.

My client executed the Guarantee in my presence and I forward it to you herewith. Before such execution:

1. I considered the Guarantee and explained to my client its effect as a whole and the effect of its various provisions considered separately, including its ramifications under the GUARANTEE'S ACKNOWLEDGEMENT ACT, so that my client understood these matters and appreciated the liability the transaction would impose on her and the rights and remedies of the bank in connection with it.

2. I satisfied myself that my client would sign the Guarantee of her own free will and not under any undue influence exercised either by DONALD ALLAN BIALIK or otherwise.

GIVEN AT the City of Calgary, in the Province of Alberta, this 11 day of December, 1997.

A NOTARY PUBLIC IN AND FOR THE PROVINCE OF ALBERTA

GUARANTEE

For valuable consideration, I, the undersigned guarantor, agree with Canadian Imperial Bank of Commerce ("CIBC") as follows:

1. Customer's Name. The name of the customer whose debts I am guaranteeing is:
SysGold Ltd. (the "Customer")

2. Guarantee. I guarantee payment to CIBC of all the Customer's Debts. My liability under this Guarantee is:

(a) unlimited

(b) limited to the principal sum of $______________ plus interest and expenses in accordance with Section 5.

NOTE: IF NEITHER BOX (a) NOR BOX (b) IS CHECKED OFF, OR IF BOTH ARE CHECKED OFF, OR IF BOX (b) IS CHECKED OFF BUT NO FIGURE IS INSERTED IN THE BLANK, THEN BOX
(a) ALONE WILL BE CONSIDERED TO HAVE BEEN CHECKED OFF.

3. Governing Law. This Guarantee is governed by the laws of Alberta (without reference to the choice of law rules). I irrevocably agree to submit to the non-exclusive jurisdiction of its courts.

4. Copy Received. I acknowledge having received a copy of this Guarantee.

NOTE: THE "ADDITIONAL TERMS AND CONDITIONS OF THIS GUARANTEE" ON THE FOLLOWING PAGES FORM PART OF THIS GUARANTEE.

Dated December 11, 1997

Witness: Darwin A. Schofer                    Guarantor: Riverview Management Corporation
Howard Mackie  #1000, 400 - 3rd Avenue S.W.   1000, 400 - 3rd Avenue S.W.
Calgary, Alberta                              Calgary, AB  T2P 4H2

Note: (i) If the Guarantor is a corporation, no witness is needed. The office (such as "President" or "Secretary") of the person signing should be noted below that person's signature. The corporation's seal should be affixed if the resolution so states.

       (ii) If the Guarantor is an individual, a red wafer seal is advisable, but not mandatory. (No seal required in Quebec)

       (iii) For The Guarantees Acknowledgement Act certificate in Alberta, see page 4.

ADDITIONAL TERMS AND CONDITIONS OF THIS GUARANTEE

5. Payment On Demand. I will immediately pay CIBC on demand:

       (a) the amount (and in the currency) of the Customer's Debts (but if Section 2(b) applies, subject to that limitation), plus any expenses (including all legal fees and disbursements) incurred by CIBC in enforcing any of CIBC's rights under this Guarantee; and

       (b) interest (including interest on overdue interest, compounded monthly) on unpaid amounts due under this Guarantee calculated from the date on which those amounts were originally demanded until payment in full, both before and after judgment, at the rates (and in the currency) applicable to the corresponding Customer's Debts.

6. Making Demand. Demand and any other notices given under this Guarantee will be conclusively considered to have been made upon me when the envelope containing it, addressed to me (or, if there is more than one Person signing this Guarantee, to any one of us) at the last address known to ClBC, is deposited, postage prepaid, first class mail, in a post office, or is personally delivered to that address. I will give CIBC immediate written notice, addressed to the Manager of the Bank Office, of each and every change of my address.

7. No Setoff or Counterclaim. I will make all payments required to be made under this Guarantee without regard to any right of setoff or counterclaim that I have or may have against the Customer or CIBC.

8. Application of Moneys Received. CIBC may apply all moneys received from me, the Customer or any other Person (including under any Security that CIBC may from time to time hold) upon such part of the Customer's Debts as CIBC considers appropriate.

9. Exhausting Recourse. CIBC does not need to exhaust its recourse against the Customer or any other Person or under any Security CIBC may from time to time hold before being entitled to full payment from me under this Guarantee.

10. Absolute Liability. My liability under this Guarantee is absolute and unconditional. It will not be limited or reduced, nor will CIBC be responsible or owe any duty (as a fiduciary or otherwise) to me, nor will CIBC's rights under this Guarantee be prejudiced, by the existence or occurrence (with or without my knowledge or consent) of any one or more of the following events:

       (a) any termination, invalidity, unenforceability or release by CIBC of any of its rights against the Customer or against any other Person or of any Security;

       (b) any increase, reduction, renewal, substitution or other change in, or discontinuance of, the terms relating to the Customer's Debts or to any credit extended by CIBC to the Customer; any agreement to any proposal or scheme of arrangement concerning, or granting any extensions of time or any other indulgences or concessions to, the Customer or any other Person; any taking or giving up of any Security; abstaining from taking, perfecting or registering any Security; allowing any Security to lapse (whether by failing to make or maintain any registration or otherwise); or any neglect or omission by CIBC in respect of, or in the course of, doing any of these things;

       (c) accepting compositions from or granting releases or discharges to the Customer or any other Person, or any other dealing with the Customer or any other Person or with any Security that CIBC considers appropriate;

       (d) any unenforceability or loss of or in respect of any Security held from time to time by CIBC from me, the Customer or any other Person, whether the loss is due to the means or timing of any registration, disposition or realization of any collateral that is the subject of that Security or otherwise due to CIBC's fault or any other reason;

       (e) the death of the Customer; any change in the Customer's name; or any reorganization (whether by way of amalgamation, merger, transfer, sale, lease or otherwise) of the Customer or the Customer's business;
       (f) any change in my financial condition or that of the Customer or any other Guarantor (including insolvency and bankruptcy);

       (g) if I am or the Customer is a corporation, any change of effective control, or if I am or the Customer is a partnership, a dissolution or any change in the membership;

       (h) any event, whether or not attributable to CIBC, that may be considered to have caused or accelerated the bankruptcy or insolvency of the Customer or any Guarantor, or to have resulted in the initiation of any such proceedings;

        (i) CIBC's filing of any claim for payment with any administrator, provisional liquidator, conservator, trustee, receiver, custodian or other similar officer appointed for the Customer or for all or substantially all of the Customer's assets;

       (j) any failure by CIBC to abide by any of the terms and conditions of CIBC's agreements with, or to meet any of its obligations or duties owed to, me, the Customer or any Person, or any breach of any duty (whether as a fiduciary or otherwise) that exists or is alleged to exist between CIBC and me, the Customer or any Person;

       (k) any incapacity, disability, or lack or limitation of status or of the power of the Customer or of the Customer's directors, managers, officers, partners or agents; the discovery that the Customer is not or may not be a legal entity; or any irregularity, defect or informality in the incurring of any of the Customer's Debts; or

       (l) any event whatsoever that might be a defence available to, or result in a reduction or discharge of, me, the Customer or any other Person in respect of either the Customer's Debts or my liability under this Guarantee.

       For greater certainty, I agree that CIBC may deal with me, the Customer and any other Person in any manner without affecting my liability under this Guarantee.

11. Principal Debtor. All moneys and liabilities (whether matured or unmatured, present or future, direct or indirect, absolute or contingent) obtained from CIBC will be deemed to form part of the Customer's Debts, notwithstanding the occurrence of any one or more of the events described in Section 10(k). I will pay CIBC as principal debtor any amount that CIBC cannot recover from me as Guarantor immediately following demand as provided in this Guarantee.

12. No Liability for Negligence, etc. CIBC will not be liable to me for any negligence or any breaches or omissions on the part of CIBC, or any of its employees, officers, directors or agents, or any receivers appointed by CIBC, in the course of any of its or their actions.

13. Continuing Guarantee. This is a continuing guarantee of the Customer's
Debts.

14. Terminating Further Liability. I may discontinue any further liability to pay the Customer's Debts by written notice to the Bank Office. I will, however, continue to be liable under this Guarantee for any of the Customer's Debts that the Customer incurs up to and including the 30th day after CIBC receives my notice.

15. Statement Conclusive. Except for demonstrable errors or omissions, the amount appearing due in any account stated by CIBC or settled between CIBC and the Customer will be conclusive as to that amount being due.

16. CIBC's Priority.

       (a) If any payment made to CIBC by the Customer or any other Person is subsequently rendered void or must otherwise be returned for any reason, I will be liable for that payment (but if Section 2(b) applies, subject to that limitation). Until all of CIBC's claims against the Customer in respect of the Customer's Debts have been paid in full, I will not require that CIBC assign to me any Security held, or any other rights that CIBC may have, in connection with the Customer's Debts, and I will not assert any right of contribution against any Guarantor, or claim repayment from the Customer, for any payment that I make under this Guarantee.

       (b) If the Customer is bankrupt, or (if the Customer is a corporation) liquidated or wound up, or if the Customer makes a bulk sale of any assets under applicable law, or if the Customer proposes any composition with creditors or any scheme of arrangement, CIBC will be entitled to all dividends and other payments until CIBC is paid in full, and I will remain liable under this Guarantee (but if Section 2(b) applies, subject to that limitation).

       (c) If CIBC gives to any trustee in bankruptcy or receives a valuation of, or retains, any Security that CIBC holds for payment of the Customer's Debts, that will not be considered, as between CIBC and me, to be a purchase of such Security or payment, satisfaction or reduction of the Customer's Debts.

17. Assignment and Postponement of Claim. I postpone in favour of CIBC all debts and liabilities that the Customer now owes or later may from time to time owe to me in any manner until CIBC is paid in full. I further assign to CIBC all such debts and liabilities, to the extent of the Customer's Debts, until CIBC is paid in full. If I receive any moneys in payment of any of such debts and liabilities, I will hold them in trust for, and will immediately pay them to, CIBC without reducing my liability under this Guarantee.

18. Withholding Taxes. Unless a law requires otherwise, I will make all payments under this Guarantee without deduction or withholding for any present or future taxes of any kind. If a law does so require, I will pay to CIBC an additional amount as is necessary to ensure CIBC receives the full amount CIBC would have received if no deduction or withholding had been made.

19. Judgment Currency. My liability to pay CIBC in a particular currency (the "First Currency") will not be discharged or satisfied by any tender or recovery under any judgment expressed in or converted into another currency (the "Other Currency") except to the extent the tender or recovery results in ClBC's effective receipt of the full amount of the First Currency so payable. Accordingly, I will be liable to CIBC in an additional cause of action to recover in the Other Currency the amount (if any) by which that effective receipt falls short of the full amount of the First Currency so payable, without being affected by any judgment obtained for any other sums due.

20. Consent to Disclose Information. CIBC may from time to time give any credit or other information about me to, or receive such information from, any credit bureau, reporting agency or other Person.

21. General. Any provision of this Guarantee that is void or unenforceable in a jurisdiction is, as to that jurisdiction, ineffective to that extent without invalidating the remaining provisions. If two or more Persons sign this Guarantee, each Person's liability will be joint and several. This Guarantee is in addition and without prejudice to any Security of any kind now or in the future held by CIBC. There are no representations, collateral agreements or conditions with respect to, or affecting my liability under, this Guarantee other than as contained in this Guarantee.

22. Quebec Only. If this Guarantee is governed by the laws of Quebec:

       (a) I acknowledge that the terms and conditions of the Customer's Debts have been expressly brought to my attention;

       (b) I renounce the benefit of division and discussion;

       (c) if two or more Persons sign this Guarantee, each Person's liability will be solidary;

       (d) I acknowledge that the thirty days' notice specified in Section 14 constitutes prior and sufficient notice to CIBC;

       (e) if this Guarantee is attached to the performance of special duties, I agree that this Guarantee shall not terminate upon cessation of such duties; and
If) it is the express wish of the parties that this document and any related documents be drawn up in English. Les parties aux presentes ont expressement demande que ce document et tous les documents s'y rattachant solent rediges en anglais.

23.    Definitions. In this Guarantee:

       (a) "Bank Office" means the CIBC office noted on the first page of this Guarantee, or such address as CIBC may, from time to time, advise me in the manner provided in Section 6;

       (b) "Customer's Debts" means the debts and liabilities that the Customer has incurred or may incur with CIBC including, among other things, those in respect of dealings between the Customer and CIBC, as well as any other dealings by which the Customer may become indebted or liable to CIBC in any manner whatever;

       (c) "Guarantor" means any Person who has guaranteed or later guarantees to CIBC any or all of the Customer's Debts, whether or not such Person has signed this Guarantee or another document;

       (d) "I", "me" and "my" mean the Person who has signed this Guarantee, and if two or more Persons sign, each of them;

       (e) "Person" includes a natural person, personal representative, partnership, corporation, association, organization, estate, trade union, church or other religious organization, syndicate, joint venture, trust, trustee in bankruptcy, government and government body and ~ny other entity, and, where appropriate, specifically includes any Guarantor;

       (f) "Section" means a section or paragraph of this Guarantee; and

       (g) "Security" means any security held by CIBC as security for payment of the Customer's Debts and includes, among other things, any and all guarantees.

For Use In Alberta Only

THE GUARANTEES ACKNOWLEDGEMENT ACT (ALBERTA)
CERTIFICATE OF NOTARY PUBLIC
(BMO VIA-7-5.06, .07)
I HEREBY CERTIFY THAT:

1. of ,the Guarantor in the above Guarantee, appeared in person before me and acknowledged that he/she had executed the Guarantee;

2. I satisfied myself by examination of him/her that he/she is aware of the contents of the Guarantee and understands it.

Given at this ____ day of _____ , under my hand and seal of office.

A Notary Public in and for

STATEMENT OF GUARANTOR

I am the Person named in this certificate.

RESOLUTION FOR A COMPANY TO AUTHORIZE THE GIVING BY
IT TO THE BANK OF A GUARANTEE AND RELATED SECURITY

Resolution of the Board of Directors of RIVERVIEW MANAGEMENT CORPORATION (the "Corporation")

WHEREAS the Corporation has business relations with SysGold Ltd. And it is expedient and in the interest of the Corporation to guarantee the present and future indebtedness and liability of the said SysGold Ltd. To Canadian Imperial Bank of Commerce ("CIBC").

AND WHEREAS it is desirable to give security on certain property and assets of the Corporation to secure the obligation and liability of the Corporation under the said guarantee:

       THEREFORE BE IT RESOLVED

1. That the Corporation guarantee payment to CIBC on demand of all the liabilities of SysGold Ltd. To CIBC and that the Corporation postpone all debts and claims held by it against the said SysGold Ltd. In favour of the debts and claims of CIBC against the said SysGold Ltd. In the manner and upon the terms set forth in CIBC's form of guarantee and postponement of claim known as Form 81, a specimen of which is attached to this resolution.

2. That to secure the obligation and liability of the Corporation to CIBC under the guarantee the Corporation gives security to CIBC by way of general Security Agreement in terms of CIBC's Bank Form Number 6100, a specimen of which is attached to this resolution.

3. That the President and the Secretary are hereby authorized for an on behalf of the Corporation to execute and deliver to CIBC a guarantee and postponement of the claim and also general Security Agreement substantially in the form of the above-mentioned specimen form(s), subject to such modifications as the President and Secretary may approve, such approval to be conclusively evidenced by their execution of the said documents.

4. That the President and Secretary are hereby authorized for and on behalf of the Corporation, to execute and deliver all other documents and instruments and to do all acts and things as may be requisite to give full effect to this resolution.

We hereby certify that the foregoing is a true copy of a resolution passed by the Board of Directors of the Corporation on the ____ day of 19 , and recorded in the Minute Book of proceedings of the Directors of the Corporation; and further that the said resolution is now in full force and effect.

Dated this 11th day of December, 1997.

RIVERVIEW MANAGEMENT CORPORATION

GUARANTEE

For valuable consideration, I, the undersigned guarantor, agree with Canadian Imperial Bank of Commerce ("CIBC") as follows:

1. Customer's Name. The name of the customer whose debts I am guaranteeing is:
SysGold Ltd. (the "Customer")

2. Guarantee. I guarantee payment to CIBC of all the Customer's Debts. My liability under this Guarantee is:

       (a)    unlimited

       (b) limited to the principal sum of $______________ plus interest and expenses in accordance with Section 5.

NOTE: IF NEITHER BOX (a) NOR BOX (b) IS CHECKED OFF, OR IF BOTH ARE CHECKED OFF, OR IF BOX (b) IS CHECKED OFF BUT NO FIGURE IS INSERTED IN THE BLANK, THEN BOX
(a) ALONE WILL BE CONSIDERED TO HAVE BEEN CHECKED OFF.

3. Governing Law. This Guarantee is governed by the laws of Alberta (without reference to the choice of law rules). I irrevocably agree to submit to the non-exclusive jurisdiction of its courts.

4. Copy Received. I acknowledge having received a copy of this Guarantee.

NOTE: THE "ADDITIONAL TERMS AND CONDITIONS OF THIS GUARANTEE" ON THE FOLLOWING PAGES FORM PART OF THIS GUARANTEE.

Dated December 11, 1997

Witness: Darwin A. Schofer                      Guarantor: Donald Allan Bialik
Howard Mackie  #1000, 400 - 3rd Avenue S.W.     534 Point McKay Grove N.W.
Calgary, Alberta                                Calgary, Alberta  T3B 5C5

Note: (i) If the Guarantor is a corporation, no witness is needed. The office (such as "President" or "Secretary") of the person signing should be noted below that person's signature. The corporation's seal should be affixed if the resolution so states.

       (ii) If the Guarantor is an individual, a red wafer seal is advisable, but not mandatory. (No seal required in Quebec.)

       (iii) For The Guarantees Acknowledgement Act certificate in Alberta, see page 4.

ADDITIONAL TERMS AND CONDITIONS OF THIS GUARANTEE

5. Payment On Demand. I will immediately pay CIBC on demand:

       (a) the amount (and in the currency) of the Customer's Debts (but if Section 2(b) applies, subject to that limitation), plus any expenses (including all legal fees and disbursements) incurred by CIBC in enforcing any of CIBC's rights under this Guarantee; and

       (b) interest (including interest on overdue interest, compounded monthly) on unpaid amounts due under this Guarantee calculated from the date on which those amounts were originally demanded until payment in full, both before and after judgment, at the rates (and in the currency) applicable to the corresponding Customer's Debts.

6. Making Demand. Demand and any other notices given under this Guarantee will be conclusively considered to have been made upon me when the envelope containing it, addressed to me (or, if there is more than one Person signing this Guarantee, to any one of us) at the last address known to ClBC, is deposited, postage prepaid, first class mail, in a post office, or is personally delivered to that address. I will give CIBC immediate written notice, addressed to the Manager of the Bank Office, of each and every change of my address.

7. No Setoff or Counterclaim. I will make all payments required to be made under this Guarantee without regard to any right of setoff or counterclaim that I have or may have against the Customer or CIBC.

8. Application of Moneys Received. CIBC may apply all moneys received from me, the Customer or any other Person (including under any Security that CIBC may from time to time hold) upon such part of the Customer's Debts as CIBC considers appropriate.

9. Exhausting Recourse. CIBC does not need to exhaust its recourse against the Customer or any other Person or under any Security CIBC may from time to time hold before being entitled to full payment from me under this Guarantee.

10. Absolute Liability. My liability under this Guarantee is absolute and unconditional. It will not be limited or reduced, nor will CIBC be responsible or owe any duty (as a fiduciary or otherwise) to me, nor will CIBC's rights under this Guarantee be prejudiced, by the existence or occurrence (with or without my knowledge or consent) of any one or more of the following events:

       (a) any termination, invalidity, unenforceability or release by CIBC of any of its rights against the Customer or against any other Person or of any Security;

       (b) any increase, reduction, renewal, substitution or other change in, or discontinuance of, the terms relating to the Customer's Debts or to any credit extended by CIBC to the Customer; any agreement to any proposal or scheme of arrangement concerning, or granting any extensions of time or any other indulgences or concessions to, the Customer or any other Person; any taking or giving up of any Security; abstaining from taking, perfecting or registering any Security; allowing any Security to lapse (whether by failing to make or maintain any registration or otherwise); or any neglect or omission by CIBC in respect of, or in the course of, doing any of these things;

       (c) accepting compositions from or granting releases or discharges to the Customer or any other Person, or any other dealing with the Customer or any other Person or with any Security that CIBC considers appropriate;

       (d) any unenforceability or loss of or in respect of any Security held from time to time by CIBC from me, the Customer or any other Person, whether the loss is due to the means or timing of any registration, disposition or realization of any collateral that is the subject of that Security or otherwise due to CIBC's fault or any other reason;

       (e) the death of the Customer; any change in the Customer's name; or any reorganization (whether by way of amalgamation, merger, transfer, sale, lease or otherwise) of the Customer or the Customer's business;

       (f) any change in my financial condition or that of the Customer or any other Guarantor (including insolvency and bankruptcy);

       (g) if I am or the Customer is a corporation, any change of effective control, or if I am or the Customer is a partnership, a dissolution or any change in the membership;

       (h) any event, whether or not attributable to CIBC, that may be considered to have caused or accelerated the bankruptcy or insolvency of the Customer or any Guarantor, or to have resulted in the initiation of any such proceedings;

        (i) CIBC's filing of any claim for payment with any administrator, provisional liquidator, conservator, trustee, receiver, custodian or other similar officer appointed for the Customer or for all or substantially all of the Customer's assets;

       (j) any failure by CIBC to abide by any of the terms and conditions of CIBC's agreements with, or to meet any of its obligations or duties owed to, me, the Customer or any Person, or any breach of any duty (whether as a fiduciary or otherwise) that exists or is alleged to exist between CIBC and me, the Customer or any Person;

       (k) any incapacity, disability, or lack or limitation of status or of the power of the Customer or of the Customer's directors, managers, officers, partners or agents; the discovery that the Customer is not or may not be a legal entity; or any irregularity, defect or informality in the incurring of any of the Customer's Debts; or

       (l) any event whatsoever that might be a defence available to, or result in a reduction or discharge of, me, the Customer or any other Person in respect of either the Customer's Debts or my liability under this Guarantee.

       For greater certainty, I agree that CIBC may deal with me, the Customer and any other Person in any manner without affecting my liability under this Guarantee.

11. Principal Debtor. All moneys and liabilities (whether matured or unmatured, present or future, direct or indirect, absolute or contingent) obtained from CIBC will be deemed to form part of the Customer's Debts, notwithstanding the occurrence of any one or more of the events described in Section 10(k). I will pay CIBC as principal debtor any amount that CIBC cannot recover from me as Guarantor immediately following demand as provided in this Guarantee.

12. No Liability for Negligence, etc. CIBC will not be liable to me for any negligence or any breaches or omissions on the part of CIBC, or any of its employees, officers, directors or agents, or any receivers appointed by CIBC, in the course of any of its or their actions.

13. Continuing Guarantee. This is a continuing guarantee of the Customer's
Debts.

14. Terminating Further Liability. I may discontinue any further liability to pay the Customer's Debts by written notice to the Bank Office. I will, however, continue to be liable under this Guarantee for any of the Customer's Debts that the Customer incurs up to and including the 30th day after CIBC receives my notice.

15. Statement Conclusive. Except for demonstrable errors or omissions, the amount appearing due in any account stated by CIBC or settled between CIBC and the Customer will be conclusive as to that amount being due.

16. CIBC's Priority.

       (a) If any payment made to CIBC by the Customer or any other Person is subsequently rendered void or must otherwise be returned for any reason, I will be liable for that payment (but if Section 2(b) applies, subject to that limitation). Until all of CIBC's claims against the Customer in respect of the Customer's Debts have been paid in full, I will not require that CIBC assign to me any Security held, or any other rights that CIBC may have, in connection with the Customer's Debts, and I will not assert any right of contribution against any Guarantor, or claim repayment from the Customer, for any payment that I make under this Guarantee.

       (b) If the Customer is bankrupt, or (if the Customer is a corporation) liquidated or wound up, or if the Customer makes a bulk sale of any assets under applicable law, or if the Customer proposes any composition with creditors or any scheme of arrangement, CIBC will be entitled to all dividends and other payments until CIBC is paid in full, and I will remain liable under this Guarantee (but if Section 2(b) applies, subject to that limitation).

       (c) If CIBC gives to any trustee in bankruptcy or receives a valuation of, or retains, any Security that CIBC holds for payment of the Customer's Debts, that will not be considered, as between CIBC and me, to be a purchase of such Security or payment, satisfaction or reduction of the Customer's Debts.

17. Assignment and Postponement of Claim. I postpone in favour of CIBC all debts and liabilities that the Customer now owes or later may from time to time owe to me in any manner until CIBC is paid in full. I further assign to CIBC all such debts and liabilities, to the extent of the Customer's Debts, until CIBC is paid in full. If I receive any moneys in payment of any of such debts and liabilities, I will hold them in trust for, and will immediately pay them to, CIBC without reducing my liability under this Guarantee.

18. Withholding Taxes. Unless a law requires otherwise, I will make all payments under this Guarantee without deduction or withholding for any present or future taxes of any kind. If a law does so require, I will pay to CIBC an additional amount as is necessary to ensure CIBC receives the full amount CIBC would have received if no deduction or withholding had been made.

19. Judgment Currency. My liability to pay CIBC in a particular currency (the "First Currency") will not be discharged or satisfied by any tender or recovery under any judgment expressed in or converted into another currency (the "Other Currency") except to the extent the tender or recovery results in ClBC's effective receipt of the full amount of the First Currency so payable. Accordingly, I will be liable to CIBC in an additional cause of action to recover in the Other Currency the amount (if any) by which that effective receipt falls short of the full amount of the First Currency so payable, without being affected by any judgment obtained for any other sums due.

20. Consent to Disclose Information. CIBC may from time to time give any credit or other information about me to, or receive such information from, any credit bureau, reporting agency or other Person.

21. General. Any provision of this Guarantee that is void or unenforceable in a jurisdiction is, as to that jurisdiction, ineffective to that extent without invalidating the remaining provisions. If two or more Persons sign this Guarantee, each Person's liability will be joint and several. This Guarantee is in addition and without prejudice to any Security of any kind now or in the future held by CIBC. There are no representations, collateral agreements or conditions with respect to, or affecting my liability under, this Guarantee other than as contained in this Guarantee.

22. Quebec Only. If this Guarantee is governed by the laws of Quebec:

       (a) I acknowledge that the terms and conditions of the Customer's Debts have been expressly brought to my attention;

       (b) I renounce the benefit of division and discussion;

       (c) if two or more Persons sign this Guarantee, each Person's liability will be solidary;

       (d) I acknowledge that the thirty days' notice specified in Section 14 constitutes prior and sufficient notice to CIBC;

       (e) if this Guarantee is attached to the performance of special duties, I agree that this Guarantee shall not terminate upon cessation of such duties; and
If) it is the express wish of the parties that this document and any related documents be drawn up in English. Les parties aux presentes ont expressement demande que ce document et tous les documents s'y rattachant solent rediges en anglais.

23. Definitions. In this Guarantee:

       (a) "Bank Office" means the CIBC office noted on the first page of this Guarantee, or such address as CIBC may, from time to time, advise me in the manner provided in Section 6;

       (b) "Customer's Debts" means the debts and liabilities that the Customer has incurred or may incur with CIBC including, among other things, those in respect of dealings between the Customer and CIBC, as well as any other dealings by which the Customer may become indebted or liable to CIBC in any manner whatever;

       (c) "Guarantor" means any Person who has guaranteed or later guarantees to CIBC any or all of the Customer's Debts, whether or not such Person has signed this Guarantee or another document;

       (d) "I", "me" and "my" mean the Person who has signed this Guarantee, and if two or more Persons sign, each of them;

       (e) "Person" includes a natural person, personal representative, partnership, corporation, association, organization, estate, trade union, church or other religious organization, syndicate, joint venture, trust, trustee in bankruptcy, government and government body and ~ny other entity, and, where appropriate, specifically includes any Guarantor;

       (f) "Section" means a section or paragraph of this Guarantee; and

       (g) "Security" means any security held by CIBC as security for payment of the Customer's Debts and includes, among other things, any and all guarantees.

For Use In Alberta Only

THE GUARANTEES ACKNOWLEDGEMENT ACT (ALBERTA)
CERTIFICATE OF NOTARY PUBLIC
(BMO VIA-7-5.06, .07)
I HEREBY CERTIFY THAT:

1. Donald Allan Bialik of Calgary, AB ,the Guarantor in the above Guarantee, appeared in person before me and acknowledged that he/she had executed the Guarantee;

2. I satisfied myself by examination of him/her that he/she is aware of the contents of the Guarantee and understands it.

Given at Calgary, AB this 11th day of December, 1997, under my hand and seal of office.

DARWIN A. SCHOFER
Barrister and Solicitor

A Notary Public in and for the Province of AB

STATEMENT OF GUARANTOR

I am the Person named in this certificate.

Donald Allan Bialik